EXHIBIT 99.2

of this line of this line Creating an Industry Leader March 26, 2026

Cautionary Statement Regarding Forward-Looking Information

This investor presentation includes statements, which, to the extent they are not statements of historical or present fact, constitute "forward looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements, and any related oral statements, can be identified by the use of terms such as "believes," "expects," "may," "will," "shall," "should," "would," "could," "seeks," "aims," "projects," "forecasts," "intends," "targets," "plans," "estimates," "anticipates," "goals," "guidance," "formidable," "preliminary," "objective," "continue," "drive," "improve," "superior," "robust," "positioned," "resilient," "vision," "potential," "immediate," and similar expressions or the negative of those expressions or verbs. We caution you that forward-looking statements are not guarantees of future performance or outcomes. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain, and some of which may be outside our control. These statements include, but are not limited to, statements about the expected timing and completion of the proposed transaction between Corebridge and Equitable (the "Proposed Transaction"), the anticipated benefits of the Proposed Transaction, including estimated synergies and projected cost savings, and plans and expectations for Corebridge, Equitable or their new parent company after completion of the Proposed Transaction.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Key factors include, among others, the ability to complete the Proposed Transaction on the timeframe or on the terms currently anticipated or at all, including due to a failure to obtain requisite stockholder, stock exchange, regulatory, governmental or other approvals; risks related to difficulties, inabilities or delays in integrating the parties' businesses; the ability to realize the anticipated benefits of the Proposed Transaction, including estimated run-rate expense synergies and projected cost savings at the times, and to the extent, anticipated, as well as expected operating earning and cashflow generation; the occurrence of any event, change or other circumstance that could give rise to the right of either or both parties to terminate the merger agreement; the potential impact of the announcement or consummation of the Proposed Transaction on Corebridge or Equitable's stock price and on their respective business, contractual and operational relationships (including with regulatory bodies, employees, suppliers, clients and competitors); risks related to business disruptions from the Proposed Transaction that may harm the business or current plans and operations of either or both parties, including diversion of management time from ongoing business operations; the risk that the Proposed Transaction and its announcement could have an adverse effect on the ability of either or both parties to hire and retain key personnel; the parties' ability to raise debt on favorable terms or at all; the outcome of any legal proceedings that may be instituted against Corebridge, Equitable, their new parent company or their respective directors; restrictions on the conduct of Corebridge and Equitable's respective businesses prior to the closing of the Proposed Transaction and on each their ability to pursue alternatives to the Proposed Transaction; the possibility that the Proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, or unforeseen or unknown liabilities; the deterioration of economic conditions; geopolitical tensions; the potential impact of a downgrade in Corebridge or Equitable's Insurer Financial Strength ratings or credit ratings or of the new parent company of Corebridge and Equitable following completion of the Proposed Transaction; other factors that may affect future results of Corebridge and Equitable; and management's response to any of the aforementioned factors.

The foregoing list of factors is not exhaustive. You should carefully consider these factors and the other risks and uncertainties described in the "Risk Factors" section of the new parent company's Registration Statement on Form S-4 discussed below and other documents filed or furnished by Corebridge and Equitable from time to time with the U.S. Securities and Exchange Commission (the "SEC"), including their Annual Reports on Form 10-K for the year ended December 31, 2025. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements. There may be additional risks that neither Corebridge nor Equitable presently know or that Corebridge and Equitable currently believe are immaterial that could also cause actual events and results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Corebridge and Equitable's expectations, plans or forecasts of future events and views as of the date of this investor presentation. Corebridge and Equitable anticipate that subsequent events and developments will cause Corebridge and Equitable's assessments to change. While Corebridge and Equitable may elect to update these forward-looking statements at some point in the future, Corebridge and Equitable specifically disclaim any obligation to do so, unless required by applicable law. Neither Corebridge nor Equitable gives any assurance that Corebridge, Equitable or their new parent company will achieve the results or other matters set forth in the forward-looking statements.

No Offer or Solicitation

This investor presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the "Securities Act"), or in a transaction exempt from the registration requirements of the Securities Act.

2

Important Information and Where to Find It

This investor presentation relates to the Proposed Transaction that may become the subject of a Registration Statement on Form S-4 to be filed by the new parent company with the SEC. The Registration Statement will include a joint proxy statement of Corebridge and Equitable that will also constitute a prospectus of the new parent company. After the Registration Statement has been declared effective, the definitive joint proxy statement/prospectus will be mailed to the stockholders of each of Corebridge and Equitable. This investor presentation is not a substitute for the Registration Statement that the new parent company intends to file with the SEC or any other documents that may be sent to Corebridge's stockholders or Equitable's stockholders in connection with the Proposed Transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION REGARDING COREBRIDGE, EQUITABLE, THEIR NEW PARENT COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Corebridge or Equitable through the website maintained by the SEC at http://www.sec.gov or from Corebridge at its website, https://www.corebridgefinancial.com, or from Equitable at its website, https://equitableholdings.com (information included on or accessible through either of Corebridge or Equitable's website is not incorporated by reference into this investor presentation).

Participants in the Solicitation

Corebridge and Equitable and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Corebridge's stockholders or Equitable's stockholders in connection with the Proposed Transaction under the rules of the SEC. Information about the directors and executive officers of Corebridge, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Corebridge's definitive proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2025, including under the headings "Compensation Discussion and Analysis," "Compensation Tables" and "Security Ownership of 5% Beneficial Owners, Directors and Executive Officers." To the extent holdings of Corebridge's common stock by the directors and executive officers of Corebridge have changed or do change from the amounts of Corebridge's common stock held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 ("Form 3"), Statements of Changes in Beneficial Ownership on Form 4 ("Form 4") or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 ("Form 5"), in each case filed with the SEC. Information about the directors and executive officers of Equitable, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Equitable's definitive proxy statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 4, 2025, including under the headings "Executive Compensation" and "Certain Relationships and Related Person Transactions." To the extent holdings of Equitable's common stock by the directors and executive officers of Equitable have changed or do change from the amounts of Equitable's common stock held by such persons as reflected therein, such changes have been or will be reflected on Forms 3, Forms 4 or Forms 5, in each case filed with the SEC. Other information regarding persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation of Corebridge or Equitable's stockholders in connection with the Proposed Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Registration Statement. You may obtain free copies of these documents at the SEC's website at www.sec.gov. Copies of documents filed with the SEC by Corebridge or Equitable will also be available free of charge from Corebridge or Equitable using the contact information above.

Media Contacts

Corebridge:

Media:

Paul Miles

media.contact@corebridgefinancial.com

Investor Relations:

Işıl Müderrisoğlu

investorrelations@corebridgefinancial.com

Equitable:

Media:

Gina Tyler

mediarelations@equitable.com

Investor Relations:

Erik Bass

IR@equitable.com

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of this line 4 Merger Creates a Diversified Financial Services Company Focused on Delivering Value for Customers and Shareholders Creates Leading Retirement, Life, Wealth and Asset Management Company with Over 12 Million Customers and $1.5 Trillion in AUM/A (1) 1 Offers Formidable Distribution Capabilities with Enhanced Scale and Portfolio Diversification 2 Robust Balance Sheet and Consistent Cash Generation 4 Delivers Higher Growth, Balanced Revenue Mix and Resilient Earnings Across Market Cycles 3 Immediately Accretive to EPS and Cash Generation; Increasing to 10%+ by the End of 2028, Supported by $500M+ Synergies 5 1. Combined as of 12/31/2025 with no transaction related adjustments of this line 5 Transaction Highlights • All - stock merger • Companies to form a new parent company ‒ Each outstanding share of Corebridge common stock will be exchanged for the right to receive 1.00000 shares of the new parent company’s common stock ‒ Each outstanding share of Equitable common stock will be exchanged for the right to receive 1.55516 shares of the new parent company’s common stock • Pro forma ownership: 51% Corebridge / 49% Equitable • All Corebridge / Equitable debt is expected to be structurally pari passu following closing • All Corebridge / Equitable preferred stock is expected to be new parent company preferred stock following closing Transaction Overview • Marc Costantini, Corebridge CEO, to serve as CEO of the combined company • Mark Pearson, Equitable CEO, to serve as Executive Chairman • Alan Colberg, Corebridge Chairman, to serve as Lead Independent Director • Robin Raju, Equitable CFO, to serve as CFO of the combined company • 14 - member Board with equal representation between Corebridge and Equitable Management & Board • Name: Equitable • Headquarters: Houston, Texas Brand • Shareholder vote is expected to take place in summer 2026 • Expect to close year - end 2026, subject to customary closing conditions • Plan to host an Investor Day in the first half of 2027 Timing of this line 6 Shared Mission to Empower Our Clients to Retire with Confidence Win with Customers • Offer full suite of solutions to meet customers’ retirement and protection needs • Drive product innovation to increase customer engagement and simplify decisions Expand Our Distribution Reach • Utilize multi - channel distribution to reach a broad customer base • Serve as a preferred provider to third - party distributors based on reputation, service, and consumer value Provide Holistic Wealth Planning • Help individuals and families achieve their financial goals by providing tailored advice • Equitable Advisors, Corebridge Advisors, and Berstein Private Wealth provide broad client reach Enhance Customer Experience • Connect with the customer based upon their personal or generational preferences • Harness scale to accelerate transformation and digitization investments of this line 7 Shared Vision for Driving Growth and Shareholder Value Capitalize on Scale Advantages Leverage Multi - Channel Distribution Capture the Full Value Chain Focus on Financial Principles x Top - quartile expense ratio supports higher profitability x Lower cost of capital x Higher cash flow to invest in growth x Ability to attract & retain top talent x Formidable distribution across retail, institutional, and worksite channels x Distribution breadth results in lower cost of funds x Operate as a manufacturer, distributor and asset manager to capture greater share of product economics x Asset and Wealth Management provide high - multiple businesses x Optimize cash generation to drive consistent capital return x Prioritize value over volume ; price for a narrow range of outcomes

1 Leading Retirement, Life, Wealth & Asset Management Company

Scaled Platform to Better Serve Customers

~12M
Customers (1)

~$1.5T
AUM/A (1)

Industry-Leading Retirement Player

#1
RILA / VA (2)

#3
FA / FIA (2)

#3
403(b) (2)

Enhanced Wealth & Asset Management Capabilities

~$1T
AB AUM (3)

~$140B
Wealth AUA (1)

~5K
Advisors (1)

Established Institutional & Life Provider

~$130B AUM/A
Institutional Markets (1)

Leading Provider in IUL, VUL and Term

#1 Life & Annuity Company by U.S. Earnings (4)

$5B+
2027E Run-Rate Adj. Operating Earnings (5)

$500M
Expense Synergies by the end of 2028

$4B+
2027E Cash Generation (6)

15%+
2027E ROE (7)

$30B+
Adj. Book Value (8)

~440%
RBC Ratio (9)

Superior Growth and Profitability Across Market Cycles

1. Combined as of 12/31/2025 with no transaction related adjustments
2. Annuity rankings based on LIMRA data as of 12/31/2025; 403(b) rankings based on assets per Cerulli as of 12/31/2024
3. Reflects AB AUM as of December 31, 2025 plus additional AUM of $100B to be allocated by Corebridge over time
4. See appendix for detail
5. Reflects combined adjusted after-tax earnings based on consensus estimates plus run-rate synergies, excluding transaction adjustments
6. Pro forma free cash flow generation reflects annual cash flow generated from insurance dividends and non-insurance operations; based on stated guidance and consensus estimates for both companies plus run rate synergies
7. Reflects estimated pro forma ROE with Corebridge as accounting acquiror
8. Reflects Corebridge's adjusted book value as of 12/31/2025 plus estimated equity issuance in connection with all stock merger
9. Reflects combined NAIC RBC ratios for Corebridge and Equitable U.S. insurance companies as of 12/31/2025

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2 Formidable Multi-channel Distribution Platform

Wholesale (Banks, B/D, IMO)	Workplace (403(b) / 457)	Retail: Equitable Advisors	Retail: Bernstein Private Wealth
• Over **900** distribution relationships across different channels • **Leading position** at top firms • **Multiple products** on the shelf • Opportunity to **increase penetration** of advisors	• Broad access to **403(b) and 457** opportunities; expands distribution footprint • Enhances scale to **accelerate platform digitization** and transformation	• **Top 10** [1] **independent broker dealer** generating double-digit organic growth in advisory assets • **Key distribution channel** for life, annuity, and asset management products with opportunity to capture additional proprietary sales	• **Scaled** platform with **high-net-worth focus** • Attractive, **fast growing** distribution channel • **Deep bench** of advisory talent with **best-in-class retention**

Pro Forma Metrics

Wholesale	Workplace	Equitable Advisors	Bernstein Private Wealth
Individual Annuity Sales **#1** Across Channels [2] **#2** Banks [2] **#2** Broker Dealers [2]	**#3** 403(b) [2] **~$160B** AUA	**~5K** Advisors [3] **~$140B** AUA [3]	**~200** Advisors **$156B** AUM

Note: Metrics shown as of 12/31/2025 unless otherwise noted; combined metrics do not reflect any transaction related adjustments
1. Based on 2024 Gross Revenue, per Financial Advisor Magazine
2. Annuity rankings based on LIMRA data as of 12/31/2025; 403(b) rankings based on assets per Cerulli as of 12/31/2024
3. Pro forma Advisors and AUA including both Equitable Advisors and Corebridge Wealth business

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3 Positioned for Growth in Retirement, Institutional Markets & Life

Segment	Combined	EQUITABLE	corebridge financial	Potential Opportunity
Individual Retirement	**~$250B AUM/A**	~$130B AUM/A [2] *#1 RILA Provider*	$120B AUM/A *#3 Fixed/FIA Provider*	• **Size of Segment:** $460B+ Sales [1] • Top-5 position in all retail annuity products and differentiated multi-channel distribution
Group Retirement	**~$160B AUM/A**	~$45B AUM/A *#9 in 403(b)*	$112B AUM/A [4] *#6 in 403(b)*	• **Size of Segment:** $27T Total AUA [3] • Leading position across 403(b) and 457; large workplace distribution force
Institutional Markets	**~$130B AUM/A**	~$20B AUM/A *Top-5 FABN Issuer [6]*	$108B AUM/A *Top-10 in PRT & FABN/GICs*	• **Size of Segment:** $52B PRT Volume / $80B FABN/GIC Issuance [5] [6] • Depth and breadth of capabilities with increased balance sheet capacity
Life Insurance	**~$700M Premiums**	$389M *First Year Premiums*	$308M *First Year Premiums*	• **Size of Segment:** $160B+ Premiums [7] • Leverage Equitable Advisors to offer term and IUL products; capitalize on Corebridge's focus on the middle market segment to offer VUL product

Note: Metrics as of 12/31/2025 unless otherwise noted; combined metrics do not reflect any transaction-related adjustments; annuity rankings based on LIMRA data as of 12/31/2025; 403(b) rankings based on assets per Cerulli as of 12/31/2024

1. LIMRA as of FY2025
2. Based on account values including embedded derivatives
3. Based on assets per Cerulli as of 12/31/2024; includes IRA, Not-for-profit/Governmental DC and Public DB
4. Excludes $18B AUM/A from Wealth Management
5. FY 2024 PRT market volume per Mercer
6. FY 2025 FABN issuances per Bloomberg
7. S&P CapIQ; Individual and Group Life Net Premiums for FY2025

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of this line Note: Metrics as of 12/31/2025; combined metrics do not reflect any transaction related adjustments $156B ~200 11 Significant Growth Opportunity in Wealth Management Key Drivers of Growth • Adds scale to Equitable Advisors; opportunity for future margin expansion • Strong track record of recruiting and developing new advisors • Attractive value proposition to recruit experienced advisors • Bernstein Private Wealth provides steady net flows from high - net - worth clients 3 AUM $122B ~4.6k Serve Full Range of Clients from Mass Affluent to High Net Worth Advisors $18B ~300 ~$300B

of this line 12 Expanding Asset Management Capabilities 3 • AB to grow AUM to almost ~$1T: $100B+ of Corebridge’s general and separate account assets to AB over time • Support AB growth by leveraging Corebridge’s internal asset origination capabilities and AB’s global distribution • Combined Company to expand investment origination capabilities across all asset classes Current AB AUM Incremental Corebridge AUM Pro - forma AUM ~$ 100 B ~$ 867 B ~$ 967 B ~68% Ownership Stake Has a Market Value of ~$7.5B (1) (2) (3) 1. As of March 23, 2026 2. As of December 31, 2025 3. To be allocated over time of this line Note: Combined metrics do not reflect any transaction related adjustments; rounding may apply 1. Excludes Corporate & Other segment 2. Excludes EQH life earnings reported in Corporate & Other 3. Excludes EQH FABN business 4. Includes CRBG Wealth Management earnings reported within Group Retirement 5. Based on a 6% equity market return, 2% dividend yield, and interest rates following the forward curve 6. Normalized for the impact of individual variable annuity reinsurance transaction 13 Balanced Mix Supports Resilient Earnings Across Market Cycles 3 48% 18% 11% 6% 12% 5% Individual Retirement Life (2) Asset Management Wealth Management Group Retirement (4) Institutional (3) 22% 20% 5% 53% CRBG Insurance (6) EQH Insurance (5) Asset Management (5) Wealth Management (5) Sources of Holding Company Cash Flow Operating Earnings by Segment (Pre - tax) (1) Sources of Income 44% 44% 13% Spread Income Fee Income Underwriting Margin 2025A 2025A 2026E

of this line 1. EQH combined NAIC RBC ratio at year end 2023, 2024 and 2025. On a reported basis, the combined RBC ratio was c.410% as of YE’ 23, c.400% as of YE’24 and c.450% as of YE’25 2. CRBG 2018 RBC ratio impacted by passage of Tax Cuts and Jobs Act of 2017 (TCJA) 3. Includes normalized distributions to holding company Organic Cash Generation ($B) (3) Consolidated RBC Ratio (1) 2018 (2) 2019 2020 2021 2022 2023 2024 2025 389% 440% 402% 510% 433% 410% 447% 440% 411% 425% 428% 425% 426% 425% 435% 475% $ 1.3 $ 1.4 $ 1.6 $ 1.6 $ 1.6 $ 1.3 $ 1.5 $ 1.6 $ 1.7 $ 2.1 $ 2.2 $ 2.2 $ 2.2 $ 2.0 $ 2.2 $ 2.3 2018 2019 2020 2021 2022 2023 2024 2025 $ 3.9 $ 3.7 $ 3.3 Corebridge Equitable $3.5 $3.8 $3.8 $3.8 $3.0 Robust Balance Sheet and Consistent Cash Generation 4 14

4 High Quality Investment Portfolio

Pro forma Investment Portfolio


Alternatives
2%
S-T Investments: 2%
Other (3)
2%
Govt (2)
4%
CMBS
4%
RMBS
6%
ABS / CLO
13%
$366B (4)
Corporate Debt
47%
Mortgage (1)
20%

96%	51%	A-
Fixed Maturities Rated Investment Grade	of Portfolio in Corporates and Government Bonds	Average Credit Rating

Pro Forma Private Asset Portfolio


Middle Market Direct
Lending
6%
Other
2%
Private ABS
18%
$63B (5)
Corporate Private
Placements
53%
Infrastructure
Debt
20%

92%

Rated Investment Grade

Conservative, High-quality Investment Portfolio

- ✓ Liability driven investment strategy supported by disciplined asset-liability management process
- ✓ Partnership driven asset origination model enhances competitiveness while expanding capabilities and scale benefits
- ✓ Diversified across asset class, sector, geography and issuer / borrower

High Quality Portfolio Aligns with Liability Duration

- ✓ Private assets diversified across private placements, infrastructure, private ABS and middle market direct lending
- ✓ Institutional buyers maintain an active secondary market for private placement assets

1. Includes Other Loans Receivable (Life Insurance Policy Loans, Commercial / Other Loans, and Notes Receivable)
2. Includes U.S. Government, Non-U.S. Government, and State / Municipal
3. Other Invested Assets include Policy Loans, FHLB securities, and Other Bond Securities.
4. Insurance operating businesses; excludes cash, funds withheld assets, allowance for credit losses on mortgage loans, consolidated investment entities as well as eliminations primarily between the consolidated investment entities and the insurance operating companies
5. Investment portfolio consists of the general account and non-insulated separate accounts of insurance subsidiaries; excludes 144A corporate private placements and based upon the carrying value recorded in the statutory statements

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5 Significant Synergies Accelerate Shareholder Value Creation

Projected Expense Synergies

- Expect to achieve $500M of annual pre-tax expense synergies on a run-rate basis by YE'28
  - Expect to achieve 100% benefit on a run rate basis by the end of 2028; benefits expected to earn in ~30% in the first 12 months and ~75% in the first 24 months
  - Represents ~10% of the combined company's expense base [1]
- Cost to achieve will be 1.5x run-rate synergies and reported below the line

Potential Revenue Synergies

- Shift over $100B of Corebridge general and separate account AUM to AB over time
- Commercialize select Corebridge internal asset management strategies and distribute through AB
- Distribute Corebridge life and fixed / indexed annuity products through Equitable Advisors
- Increase conversion of group retirement assets by providing holistic wealth advice

Pre-tax Run-Rate Combined Earnings ($B)



$5.1
$0.5
Upside Opportunity
$5.6 +
2025 Pre-tax Operating Income (2)
Expense Synergies
Revenue Synergies
Pre-tax Run-Rate Combined Earnings

1. Reflects combined pro forma operating expense; for Equitable's Investment Management segment, reflects expense base net of portion allocated to non controlling interest
2. Reflects adjusted pre-tax operating income for Corebridge plus non-GAAP operating earnings (pre-tax) for Equitable; metrics as of FY2025

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5 Immediately Accretive to EPS and Cash Generation; Increasing to 10%+ by the End of 2028

Strong Earnings Accretion	**$500M (P/T)** Run-Rate Expense Synergies	**10%+** EPS Accretion (1)
Increased Cash Generation	**$4B+** Cash Generation (1) (2)	**10%+** Cash Generation Accretion (1) (2)
Enhanced Profitability	**$5B+** 2027E Run-Rate Adj. Operating Earnings (A/T) (1) (3)	**15%+** Adj. ROE (1) (4)
Increased Financial Flexibility	**~440%** Pro Forma Year-end 2025 RBC Ratio	**~26%** Pro Forma Year-end 2025 Financial Leverage (5)

1. Presented on a run rate basis i.e., includes expense synergies as outlined; excludes impact of purchase accounting
2. Pro forma free cash flow generation reflects annual cash flow generated from insurance dividends and non-insurance operations; based on stated guidance and consensus estimates for both companies plus run rate synergies
3. Reflects combined adjusted after-tax earnings based on consensus estimates plus run-rate synergies, excluding transaction adjustments
4. Reflects estimated pro forma ROE with Corebridge as accounting acquiror
5. Financial leverage reflects total debt (including 50% junior subordinated debt) divided by adjusted capitalization (ex. AOCI); reflects 100% equity credit for preferred stock; capitalization excludes non-controlling interest

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of this line 18 Merger Creates a Diversified Financial Services Company Focused on Delivering Value for Customers and Shareholders Creates Leading Retirement, Life, Wealth and Asset Management Company with Over 12 Million Customers and $1.5 Trillion in AUM/A (1) 1 Offers Formidable Distribution Capabilities with Enhanced Scale and Portfolio Diversification 2 Robust Balance Sheet and Consistent Cash Generation 4 Delivers Higher Growth, Balanced Revenue Mix and Resilient Earnings Across Market Cycles 3 Immediately Accretive to EPS and Cash Generation; Increasing to 10%+ by the End of 2028, Supported by $500M+ Synergies 5 1. Combined as of 12/31/2025 with no transaction related adjustments of this line of this line Additional Materials

of this line • In a merger, PGAAP requires the accounting acquirer (expected to be Corebridge ) to record the assets and liabilities of the acquired company (Equitable) at fair value as of the acquisition date • The total fair value of the acquired company’s equity is set equal to the purchase price, and the purchase price is allocated between tangible and intangible assets and liabilities • There are several implications for an insurance company’s balance sheet: — Equitable’s outstanding DAC balances are written off and their VOBA (value of business acquired) will be established. The VOBA is amortized similar to DAC — The basis of Equitable’s investment assets will be marked - to - market at the acquisition date with the “pull - to - par” impact running through net investment income over the remaining life of the asset — Unearned revenue and deferred reinsurance gains and losses that Equitable had will be written off and no longer amortize into earnings — Intangible assets will be created for both Equitable and AllianceBernstein reflecting the value of the entity brands, distribution relationships, etc. — Portion of these intangibles will be amortized into income over time — The difference between the purchase price and the fair value of assets and liabilities will be reflected as goodwill. The goodwill will then be allocated to segments and tested for impairment annually • PGAAP will not be finalized until the transaction closes. We preliminarily expect a significant increase in GAAP equity, but final impacts on operating income to be determined. Most intangibles amortization will be reported below the line and not impact operating income Purchase Accounting Overview (PGAAP) 20 of this line 21 Creating the Largest U.S - focused, Integrated Retirement, Asset and Wealth Management Franchise Largest by 2025 Non - GAAP U.S Operating Income ($B) (1) 1. Reflects Adjusted After - tax Operating Income for Corebridge, Equitable and companies without meaningful international operations ; for Athene, reflects Apollo’s Spread Related Earnings Excluding Notable Items; for MetLife, reflects sum of Adjusted Earnin gs of Group Benefits, Retirement and Income Solutions, and MetLife Investment Management segments; for Prudential, reflects adjuste d e arnings for PGIM, U.S. Business and Corporate and Other (tax affected at 21%); for Principal, reflects consolidated earnings excluding the International Pension segment $4.1 $3.6 $3.4 $2.4 $2.2 $1.7 $1.5 $1.5 Equitable + Corebridge MetLife Athene Corebridge Prudential Equitable Lincoln Principal

of this line 22 AllianceBernstein Overview Business Highlights Active Net Flows Private Markets • Leading global active manager with distribution footprint in 21 countries • Capabilities across asset classes including active equity, active fixed income, multi - asset and alts; distribution across retail, institutional and private wealth • Well - positioned in higher value segments with a track record of organic growth and a partnership with Equitable to build higher - fee Private Markets platform $(7.9B) $29.7B $3.1B $26.3B $0.9B $(5.2B) $4.3B $(9.4B) 2018 2019 2020 2021 2022 2023 2024 2025 $15B $82B $90 - 100B 2027E 2025 2017 41% 41% 18% 41% 36% 23% $867B AUM $867B AUM Institutions Equity Private Wealth Alts/MAS Assets Under Management Retail Fixed Income Asset Mix